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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002


                                    CONECTIV
             (Exact name of registrant as specified in its charter)

       Delaware                      1-13895                   51-0377417
-----------------------      -------------------------      ----------------
(State of incorporation)      Commission File Number       (I.R.S. Employer
                                                           Identification No.)

 800 King Street, P.O. Box 231, Wilmington, Delaware               19899
 ---------------------------------------------------               -----
       (Address of principal executive offices)                  (Zip Code)

 Registrant's telephone number, including area code             302-429-3018
                                                                ------------

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Item 7. Financial Statements, ProForma Financial Information and Exhibits.

(c) Exhibits

99-A Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings (filed herewith).

99-B Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings (filed herewith).

Item 9.  Regulation FD Disclosure

On August 14, 2002, Thomas S. Shaw, President and Chief Operating Officer, and James P. Lavin, Senior Vice President and Chief Financial Officer of Conectiv each submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as Exhibits 99-A and 99-B.

Until August 14, 2002, Thomas S. Shaw is the designated principal executive officer for Conectiv, after which John M. Derrick, as Chief Executive Officer of Conectiv, will assume that responsibility.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Conectiv
                                    --------
                                   (Registrant)

Date:    August 14, 2002            /s/ T. S. Shaw
         ---------------            -------------------------------------------
                                    Thomas S. Shaw, President and Chief
                                      Operating Officer

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